ADAMS DIVERSIFIED EQUITY FUND

THIRD QUARTER REPORT

SEPTEMBER 30, 2017

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The U.S. equity market rose to record levels in the third quarter of 2017. The S&P 500 gained 4.5% for the quarter, bringing its year-to-date return to 14.2%. Adams Diversified Equity Fund exceeded the returns of the S&P 500 over both horizons, increasing 4.9% and 17.4%, respectively.

For the first time since 2011, the S&P 500 posted two consecutive quarters of double-digit earnings growth in the first half of 2017. The economy grew 3.1% in the second quarter, an acceleration from the 1.2% growth in the first quarter, driven by strong consumer spending. The combination of strong earnings growth and positive economic data supported the market’s move higher in the third quarter. Although inflation levels remained low, the Fed signaled it expects to continue to gradually raise rates and would begin unwinding its $4.5 trillion balance sheet this year, demonstrating conviction in the strength of the economy.

The market hit record highs during the quarter despite concerns over several geopolitical issues, including rising tensions between the U.S. and North Korea, talk of potential trade limitations on Chinese goods, and terrorist attacks in Spain and London. In addition, two major hurricanes struck the U.S., causing significant damage to parts of Texas, Florida, and Puerto Rico.

The strongest contributors to the Fund’s outperformance during the quarter were Materials and Industrials, increasing 16.9% and 8.1%, respectively. Year-to-date, Technology and Industrials were the strongest sectors, advancing 33.2% and 21.3%, respectively.

Materials was a standout in the third quarter led by LyondellBasell, a diversified chemical company. LyondellBasell benefited from strong margins in its core olefins and polyolefins business, which are essential components in the production of plastics. We initiated a position in Albemarle during the quarter. Albemarle is one of the best-positioned global producers of lithium, which is used in lithium-ion batteries. The market for lithium is growing rapidly as a result of increased demand for electric vehicles. Over the long term, we view the potential of power storage growth as a significant opportunity for the company.

LETTER TO SHAREHOLDERS (CONTINUED)

The Fund benefited from strong stock selection in the Industrials sector. The top performer for the quarter was Boeing, which increased 29.3% and 67.0% year-to-date. Strong global demand for aircraft, combined with Boeing’s exposure to the defense industry, resulted in significant operating leverage and cash-flow growth at the company. Machinery stocks also generated strong returns for the Fund, driven by Fortive and Parker-Hannifin. Fortive manufactures instrumentation products and provides industrial manufacturing solutions to a variety of end-markets. It is a consolidation story that is exceeding earnings expectations and executing upon plans to utilize free cash flow for growth through acquisitions. Parker-Hannifin is an industrial manufacturer focused on motion and control technologies. The company is benefiting from a recovery in industrial manufacturing and realizing better-than-expected synergies from its acquisition of filtration product manufacturer Clarcor.

During the quarter, the Financials sector was challenged, particularly stocks in the insurance industry. We exited our position in American International Group (AIG) as our original investment thesis on the company had changed. The new management team is less focused on returning capital to shareholders, which we had viewed as critical to the AIG opportunity. We chose to increase our exposure to regional banks and initiated a position in Signature Bank, based in New York City. The stock had come under pressure recently due to issues with the value of its Taxi medallion loan book and competition within its core market. This created a compelling valuation for a company with a unique business model that generates higher returns and growth rates relative to its peers.

In the Technology sector, our holdings in Facebook and Lam Research continued to benefit the portfolio. Both companies generated better-than-expected earnings, which led to significant share-price appreciation. During the quarter, we initiated a position in Cognizant Technology Solutions, an information technology consulting and outsourcing company. Cognizant struggled in 2016 due to spending reductions in two of its largest end-markets, Financial Services and Health Care. With expectations for a recovery in these markets, combined with management’s emphasis on enhancing shareholder returns through margin expansion and share repurchases, we expect the company to report strong results.

The stock market has performed well thus far in 2017 despite ongoing gridlock in Washington delaying promises for health care legislation, tax reform, and infrastructure spending. There is still the possibility that Congress will pass tax reform legislation before the end of the year but, given its recent track record, it is anything but certain. Geopolitical issues will likely continue to create potential headwinds for stocks as well. In the face of this, we remain focused on identifying quality companies that are executing at the highest levels and are trading at attractive valuations.

LETTER TO SHAREHOLDERS (CONTINUED)

For the nine months ended September 30, 2017, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 17.4%. This compares to a 14.2% total return for the S&P 500 and a 13.5% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 20.9%.

For the twelve months ended September 30, 2017, the Fund’s total return on NAV was 21.7%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 18.6% and 17.7%, respectively. The Fund’s total return on market price was 24.6%.

During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $14.9 million, or $.15 per share, consisting of $.03 net investment income and $.01 long-term capital gain, realized in 2016, and $.11 of net investment income realized in 2017, all taxable in 2017. These constitute the first three payments toward our annual 6.0% minimum distribution rate commitment. Additionally, the Fund repurchased 741,261 shares of its Common Stock during the past nine months. The shares were repurchased at an average price of $14.05 and a weighted average discount to NAV of 15.3%, resulting in a $0.02 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

October 12, 2017

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2017	2016
At September 30:
Net asset value per share	$17.68	$15.65
Market price per share	$15.21	$13.15
Shares outstanding	98,684,525	97,016,857
Total net assets	$1,744,456,638	$1,517,835,665
Unrealized appreciation on investments	$546,390,851	$388,298,493

For the nine months ended September 30:
Net investment income	$16,174,503	$13,893,193
Net realized gain	$108,858,787	$63,633,330
Cost of shares repurchased	$10,414,250	$11,151,645
Shares repurchased	741,261	875,663
Total return (based on market price)	20.9%	3.7%
Total return (based on net asset value)	17.4%	5.3%

Key ratios:
Expenses to average net assets*	0.57%	0.61%
Net investment income to average net assets*	1.32%	1.26%
Portfolio turnover*	41.0%	26.9%
Net cash & short-term investments to net assets	1.2%	2.5%

*	Annualized

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

September 30, 2017 (unaudited)

	Market Value	Percent of Net Assets
Apple Inc.	$74,054,660	4.2%
Microsoft Corp.	62,333,232	3.6
Alphabet Inc. (Class A & Class C)	58,474,727	3.4
Facebook, Inc. (Class A)	46,613,336	2.7
Adams Natural Resources Fund, Inc.*	42,970,109	2.5
Amazon.com, Inc.	42,395,535	2.4
Comcast Corp. (Class A)	38,826,320	2.2
Bank of America Corp.	34,756,344	2.0
American Express Co.	34,221,018	2.0
Visa Inc. (Class A)	33,887,280	1.9

	$468,532,561	26.9%

*	Non-controlled affiliated closed-end fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (unaudited)

	Shares	Value (A)
Common Stocks — 98.7%
Consumer Discretionary — 11.7%
Amazon.com, Inc. (B)	44,100	$42,395,535
Comcast Corp. (Class A)	1,009,000	38,826,320
Dollar General Corp.	149,637	12,128,079
Home Depot, Inc.	177,400	29,015,544
Lowe’s Companies, Inc.	298,400	23,854,096
Magna International Inc. (F)	252,000	13,451,760
Priceline Group Inc. (B)	10,300	18,857,446
Starbucks Corp.	251,300	13,497,323
Walt Disney Co.	117,000	11,532,690

		203,558,793

Consumer Staples — 8.4%
Altria Group, Inc.	273,300	17,332,686
Coca-Cola Co.	186,000	8,371,860
Costco Wholesale Corp.	45,200	7,425,908
CVS Health Corp.	247,400	20,118,568
PepsiCo, Inc.	230,400	25,673,472
Philip Morris International Inc.	295,300	32,781,253
Procter & Gamble Co.	131,850	11,995,713
Walmart Stores, Inc.	292,400	22,848,136

		146,547,596

Energy — 6.5%
Adams Natural Resources Fund, Inc. (C)	2,186,774	42,970,109
Andeavor	68,000	7,014,200
Concho Resources Inc. (B)	72,900	9,602,388
Exxon Mobil Corp.	358,300	29,373,434
Halliburton Co.	354,400	16,313,032
Pioneer Natural Resources Co.	57,800	8,527,812

		113,800,975

Financials — 14.7%
American Express Co.	378,300	34,221,018
Bank of America Corp.	1,371,600	34,756,344
Berkshire Hathaway Inc. (Class B) (B)	65,900	12,080,788
BlackRock, Inc.	41,400	18,509,526
Chubb Ltd.	78,800	11,232,940
Citigroup Inc.	345,600	25,138,944
Intercontinental Exchange, Inc.	379,900	26,099,130
JPMorgan Chase & Co.	178,200	17,019,882
Prudential Financial, Inc.	129,400	13,757,808
Signature Bank (B)	92,800	11,882,112
SunTrust Banks, Inc.	378,100	22,599,037
Wells Fargo & Co.	518,200	28,578,730

		255,876,259

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2017 (unaudited)

	Shares	Value (A)
Health Care — 13.7%
AbbVie, Inc.	380,000	$33,766,800
Aetna Inc.	183,900	29,241,939
Alexion Pharmaceuticals, Inc. (B)	73,400	10,297,286
Allergan plc	107,096	21,949,325
Amgen Inc.	113,300	21,124,785
Becton, Dickinson and Co. (F)	63,000	12,344,850
Johnson & Johnson	241,900	31,449,419
McKesson Corp.	100,900	15,499,249
Pfizer Inc.	702,940	25,094,958
Thermo Fisher Scientific Inc.	145,400	27,509,680
Waters Corp. (B)	62,200	11,166,144

		239,444,435

Industrials — 10.3%
Boeing Co.	114,700	29,157,887
Cummins Inc.	136,100	22,868,883
Delta Air Lines, Inc.	282,200	13,607,684
Fortive Corp.	279,700	19,799,963
General Electric Co.	510,600	12,346,308
Honeywell International Inc.	193,000	27,355,820
Industrial Select Sector SPDR Fund (F)	143,900	10,216,900
Parker-Hannifin Corp.	103,400	18,097,068
Union Pacific Corp.	219,500	25,455,415

		178,905,928

Information Technology — 23.3%
Adobe Systems Inc. (B)	117,200	17,483,896
Alphabet Inc. (Class A) (B)	30,900	30,087,948
Alphabet Inc. (Class C) (B)	29,597	28,386,779
Apple Inc.	480,500	74,054,660
Broadcom Ltd.	78,900	19,136,406
Cisco Systems, Inc.	271,900	9,143,997
Cognizant Technology Solutions Corp.	200,100	14,515,254
DXC Technology Co.	143,000	12,280,840
Facebook, Inc. (Class A) (B)	272,800	46,613,336
Lam Research Corp. (F)	84,300	15,598,872
MasterCard, Inc. (Class A)	147,700	20,855,240
Microsoft Corp.	836,800	62,333,232
Oracle Corp.	122,200	5,908,370
salesforce.com, inc. (B)	181,200	16,927,704
Visa Inc. (Class A) (F)	322,000	33,887,280

		407,213,814

Materials — 2.2%
Albemarle Corp. (F)	76,300	10,400,453
DowDuPont Inc.	208,300	14,420,609
LyondellBasell Industries N.V. (Class A)	136,200	13,490,610

		38,311,672

Real Estate — 3.6%
American Tower Corp.	85,900	11,740,812
AvalonBay Communities, Inc.	53,800	9,598,996
Prologis, Inc.	351,600	22,312,536
SBA Communications Corp. (Class A) (B)	46,800	6,741,540
Simon Property Group, Inc.	77,000	12,397,770

		62,791,654

Telecommunication Services — 1.4%
AT&T Inc. (F)	262,200	10,270,374
T-Mobile US, Inc. (B)	98,200	6,055,012
Verizon Communications Inc.	171,600	8,492,484

		24,817,870

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2017 (unaudited)

	Shares/ Principal	Value (A)
Utilities — 2.9%
CenterPoint Energy, Inc.	401,000	$11,713,210
Edison International	130,300	10,055,251
NextEra Energy, Inc.	111,800	16,384,290
Public Services Enterprise Group Inc.	249,000	11,516,250

		49,669,001

Total Common Stocks
(Cost $1,178,428,992)		1,720,937,997

Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		1,469,000

Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 1.22% (E)	13,000,000	13,008,614
Northern Institutional Treasury Portfolio, 0.91% (E)	7,076,257	7,076,257

Total Short-Term Investments
(Cost $20,076,257)		20,084,871

Securities Lending Collateral — 2.9%
Money Market Funds — 0.1%
Northern Institutional Funds Liquid Assets Portfolio, 1.04% (E)	1,594,512	1,594,512

U.S. Government Obligations — 2.8%
U.S. Inflation Indexed Notes, 0.13-5.77%, 4/15/18-2/15/47	$591,008	643,361
U.S. Treasury Bills, 0.0%, 10/12/17-7/19/18	$4,305,749	4,297,573
U.S. Treasury Bonds, 1.50-8.13%, 5/15/19-11/15/46	$9,922,696	10,824,961
U.S. Treasury Notes, 0.63-4.25%, 10/15/17-11/15/40	$32,791,917	32,940,072
U.S. Treasury Strips, 0.0%, 11/15/25	$4,229	3,502

		48,709,469

Total Securities Lending Collateral
(Cost $50,303,981)		50,303,981

Total — 102.8%
(Cost $1,248,959,230)		1,792,795,849

Other Assets Less Liabilities — (2.8)%		(48,339,211)

Net Assets — 100.0%		$1,744,456,638

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2017 (unaudited)

Total Return Swap Agreements — 0.1%

Description			Termination Date	Notional Amount	Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Berkshire Hathaway Inc. Class B (96,000 shares)	3/7/18	$15,735,946	$1,704,445	$—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Financial Select Sector SPDR Fund (664,400 shares)	3/7/18	(15,712,994)	—	(1,220,722)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Costco Wholesale Corp. (79,400 shares)	8/2/18	12,266,641	775,822	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.46%.	Short	Consumer Staples Select Sector SPDR Fund (220,400 shares)	8/2/18	(12,190,836)	190,021	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Anadarko Petroleum Corp. (210,600 shares)	8/31/18	9,831,924	436,625	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.51%.	Short	Energy Select Sector SPDR Fund (136,800 shares)	8/31/18	(9,049,005)	—	(427,031)

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2017 (unaudited)

Description			Termination Date	Notional Amount	Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Affiliated Managers Group, Inc. (28,800 shares)	9/18/18	$5,145,777	$309,608	$—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Eaton Vance Corp. (106,700 shares)	9/18/18	5,159,190	96,839	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Financial Select Sector SPDR Fund (407,700 shares)	9/18/18	(10,210,113)	—	(749,079)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	The TJX Companies, Inc. (236,800 shares)	10/4/18	17,112,068	324,480	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Consumer Discretionary Select SPDR Fund (142,800 shares)	10/4/18	(12,796,451)	—	(104,943)

Pay total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate less 2.91%.	Short	SPDR S&P Retail ETF (108,900 shares)	10/4/18	(4,259,841)	—	(314,562)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Centene Corp. (143,200 shares)	10/9/18	12,686,331	1,155,024	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Health Care Select Sector SPDR Fund (157,000 shares)	10/9/18	(12,676,007)	—	(91,284)

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2017 (unaudited)

Description			Termination Date	Notional Amount	Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Mondelez International Inc. (319,500 shares)	10/24/18	$12,945,150	$108,632	$—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Consumer Staples Select Sector SPDR Fund (235,200 shares)	10/24/18	(12,852,151)	202,781	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Celgene Corp. (181,800 shares)	10/26/18	26,155,748	344,389	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Health Care Select Sector SPDR Fund (321,300 shares)	10/26/18	(26,173,741)	—	(186,813)

Gross unrealized gain/(loss) on open total return swap agreements					$5,648,666	$(3,094,434)

Net unrealized gain on open total return swap agreements (G)					$2,554,232

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of shares held are on loan.
(G)	Counterparty for all open swap agreements is Morgan Stanley. At period-end, $2,180,000 in cash collateral was held by the Fund.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [2,4]	Frederic A. Escherich [1,2,3]	Craig R. Smith [2,3]
Phyllis O. Bonanno [3,4]	Roger W. Gale [1,2,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer & Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary & Chief Compliance Officer
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Norton Rose Fulbright US LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: The Northern Trust Company

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.astfinancial.com

E-mail: info@astfinancial.com